Net Loss per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Loss per Share
12.	Net Loss per Share

Basic and diluted net loss per share attributable to common stockholders was calculated as follows:

	Year Ended December 31,
	2023	2022
Numerator:
Net loss attributable to common stockholders	$(113,724)	$(250,157)
Denominator:
Weighted average common shares outstanding, basic and diluted	128,003,294	108,077,043
Net loss per share attributable to common stockholders, basic and diluted	$(0.89)	$(2.31)

Anti-dilutive potential common stock equivalents excluded from the calculation of net loss per share:
Stock options to purchase common stock	14,844,112	14,940,034
Unvested restricted stock units	3,377,804	1,549,540
Shares issuable under employee stock purchase plan	297,784	89,593
Warrants to purchase common stock	1,177,433	—

The Company’s potential dilutive securities, which include stock options, unvested restricted common stock and shares issuable under the ESPP, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share and therefore been anti-dilutive. Therefore, the weighted average number of common shares outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same. Additionally, for the year ended December 31, 2023, the warrants to purchase common stock were excluded because the exercise price of the Tranche A Warrants is greater than the average fair value of the Company’s common shares, and the necessary conditions for exercise of the Tranche B and Tranche C Warrants had not been met.